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                                             Registration No. 333- ___________
______________________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                     ____________

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933
                                     ____________

                                 ABBOTT LABORATORIES
                (Exact name of registrant as specified in its charter)

              Illinois                                         36-0698440
   (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                          Identification No.)

          Abbott Laboratories                                  60064-3500
         100 Abbott Park Road                                  (Zip Code)
        Abbott Park, Illinois
(Address of Principal Executive Offices)

                     ABBOTT LABORATORIES STOCK RETIREMENT PROGRAM

                               (Full Title of the Plan)
                                     ____________

                                   Jose M. de Lasa
                                 Abbott Laboratories
                                 100 Abbott Park Road
                          Abbott Park, Illinois  60064-3500
                       (Name and address of agent for service)
    Telephone number, including area code, of agent for service: (847) 937-5200
                                     ____________

                           CALCULATION OF REGISTRATION FEE
______________________________________________________________________________

                                                       Proposed
                                      Proposed         Maximum
                                      Maximum          Aggregate   Amount of
Title of Securities    Amount to be   Offering Price   Offering    Registration
to be Registered       Registered     Per Share (a)    Price (a)   Fee (a)
______________________________________________________________________________

Common shares          10,000,000    $ 51.3125      $ 513,125,000  $155,492.43
(without par value)
______________________________________________________________________________

(a) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan named herein. The filing fee has been calculated in accordance with Rule 457(c) based on the average of the high and low prices of registrant's Common Shares reported in the consolidated reporting system on January 6, 1997.

                                  Page 1 of 7

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The contents of Abbott Laboratories Stock Retirement Plan Registration Statement
on Form S-8 (File no. 33-50452) are incorporated herein by reference.

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                                   SIGNATURES

    THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in unincorporated Lake County, and State of Illinois, on January 6, 1997.

                                        ABBOTT LABORATORIES


                                        By:/s/ DUANE L. BURNHAM
                                           -----------------------------
                                           Duane L. Burnham,
                                           Chairman of the Board and
                                           Chief Executive Officer

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    Each person whose signature appears below constitutes and appoints Duane
L. Burnham and Jose M. de Lasa, Esq., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                           DATE
---------                     -----                           ----

/s/ DUANE L. BURNHAM
_________________________     Chairman of the Board,          January 6, 1997
Duane L. Burnham              Chief Executive Officer,
                              and Director of
                              Abbott Laboratories

/s/ K. FRANK AUSTEN, M.D.
_________________________     Director of Abbott              January 6, 1997
K. Frank Austen, M.D.         Laboratories

/s/ H. LAURANCE FULLER
_________________________     Director of Abbott              January 6, 1997
H. Laurance Fuller            Laboratories

/s/ THOMAS R. HODGSON
_________________________     President, Chief Operating      January 6, 1997
Thomas R. Hodgson             Officer, and Director of
                              Abbott Laboratories

/s/ ALLEN F. JACOBSON
_________________________     Director of Abbott              January 6, 1997
Allen F. Jacobson             Laboratories

/s/ DAVID A. JONES
_________________________     Director of Abbott              January 6, 1997
David A. Jones                Laboratories

/s/ DAVID A. L. OWEN
_________________________     Director of Abbott              January 6, 1997
David A. L. Owen              Laboratories

/s/ BOONE POWELL, JR.
_________________________     Director of Abbott              January 6, 1997
Boone Powell, Jr.             Laboratories

/s/ A. BARRY RAND
_________________________     Director of Abbott              January 6, 1997
A. Barry Rand                 Laboratories

/s/ W. ANN REYNOLDS
_________________________     Director of Abbott              January 6, 1997
W. Ann Reynolds               Laboratories

/s/ WILLIAM P. SMITHBERG
_________________________     Director of Abbott              January 6, 1997
William D. Smithburg          Laboratories

/s/ JOHN R. WALTER
_________________________     Director of Abbott              January 6, 1997
John R. Walter                Laboratories

/s/ WILLIAM L. WEISS
_________________________     Director of Abbott              January 6, 1997
William L. Weiss              Laboratories

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/s/ GARY P. COUGHLAN
_________________________     Senior Vice President, Finance  January 6, 1997
Gary P. Coughlan              and Chief Financial Officer
                              (Principal Financial Officer)
                              of Abbott Laboratories

/s/ THEODORE A. OLSON
_________________________     Vice President and              January 6, 1997
Theodore A. Olson             Controller (Principal
                              Accounting Officer)
                              of Abbott Laboratories

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    THE PLAN.  Pursuant to the requirements of the Securities Act of 1933, the Abbott Laboratories Stock Retirement Program has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in unincorporated Lake County, and State of Illinois, on the 6th day of January, 1997.

                                     ABBOTT LABORATORIES STOCK
                                     RETIREMENT PROGRAM


                                     By: /s/ ELLEN M. WALVOORD
                                         -------------------------------------
                                         Ellen M. Walvoord, Plan Administrator

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                                 EXHIBIT INDEX


               EXHIBIT NO.                       DESCRIPTION

                    4                            Abbott Laboratories Stock
                                                 Retirement Program.

                    5                            Opinion of Jose M. de Lasa,
                                                 as to the legality of the
                                                 securities being issued and
                                                 the compliance of the Program
                                                 with the requirements of ERISA.

                    23.1 Consent of counsel, Jose M. de Lasa, is included in his opinion.

                    23.2 Consent of Arthur Andersen LLP as to the use of their report and references to their firm.

                    24                           Power of Attorney is included
                                                 on the signature page.

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